ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Emerging Markets Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

Supplement dated August 3, 2020 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust) relating to the above-listed portfolios (each, a Portfolio, and collectively, the Portfolios) and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's Prospectus.

New Subadvisory Agreements in Connection with Change of Control of Subadvisers

The Board recently approved new subadvisory agreements between PGIM Investments LLC and AST Investment Services, Inc. (together, the Manager), on the one hand, and each of the subadvisers listed in the table below (each, a Subadviser, and collectively, the Subadvisers), on the other hand, with respect to the Portfolios due to a recent change of control of Legg Mason, Inc. (Legg Mason), the parent company of each Subadviser, resulting from Franklin Resources, Inc.'s acquisition of Legg Mason. The Board's approval of the new subadvisory agreements will not result in any changes to the investment management fee paid by the Portfolios to the Manager, to the subadvisory fees paid by the Manager to the Subadvisers, or to any other fees or expenses of the Portfolios.

Portfolio	Subadviser
AST Academic Strategies Asset Allocation Portfolio	Western Asset Management Company, LLC (WAMCO); Western Asset
Management Company Limited (WAML)

AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC

AST Emerging Markets Equity Portfolio	Martin Currie Inc.

AST Western Asset Core Plus Bond Portfolio	WAMCO; WAML

AST Western Asset Emerging Markets Debt	WAMCO; WAML
Portfolio

These new subadvisory agreements became effective July 31, 2020. More detailed information relating to the new subadvisory agreements will be made available to beneficial shareholders of the Portfolios in an Information Statement that will be posted to the Portfolios' respective websites within 90 days. Beneficial shareholders of the Portfolios will receive a notice that the Information Statement is available once the Information Statement has been posted to the websites.

To reflect these changes, the Trust's Prospectus is revised as follows, effective immediately:

The paragraphs relating to the Subadvisers in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS" are hereby deleted and replaced with the following:

ClearBridge Investments, LLC (ClearBridge). Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2020, ClearBridge's assets under management (including assets under management for ClearBridge and RARE Infrastructure Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $149.4 billion, including $24 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Martin Currie Inc. The Martin Currie group provides asset management services for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds. Effective July 31, 2020, Martin Currie Inc. is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Martin Currie Inc. is a New York corporation (No. 515904) within the Martin Currie group providing discretionary investment management services to Martin Currie's US investors. Martin Currie Inc. is headquartered at New York Times Building, 620 Eighth Avenue, 49th Floor, New York, New York 10018 and has its UK-based office at Saltire Court, 20 Castle Terrace, Edinburgh, United Kingdom, EH1 2ES. Martin Currie Inc. is regulated by the SEC in the US and the FCA in the UK. As of June 30, 02020, Martin Currie Inc. had approximately $13.8 billion in assets under management.

Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. –Singapore, were approximately $468.5 billion as of June 30, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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